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                            STOCK EXCHANGE AGREEMENT

    THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of September, 1997 by and between R.A. LOGISTICS, INC. a Delaware corporation having its principal place of business at 7500 NW 25th Street, Suite 209, Miami, FL 33122 ("TARGET") and ANGEL MUNOZ, RONALD VIMO AND SCOTT VILLANUEVA (collectively, the "TARGET OWNERS" and together with TARGET as the "TRANSFERORS"), and TROPIC COMMUNICATIONS, INC., a Delaware corporation ("TROPIC") having its principal executive offices located at 3021 Bethel Road, Suite 208, Columbus, Ohio 43220.

                              EXPLANATORY STATEMENT

     The TARGET OWNERS own one-hundred percent (100%) of the issued and outstanding capital stock of TARGET. TARGET is the owner of one-hundred percent (100%) of the issued and outstanding capital stock of B. AIRWAYS AIR CARGO, INC., a Florida corporation and B. AIRWAYS, INC., a Florida corporation (the "TARGET SUBSIDIARIES"). TARGET, the TARGET OWNERS and the TARGET SUBSIDIARIES are collectively referred to hereafter as the "TARGET GROUP." TROPIC desires to acquire all of the business of TARGET. In furtherance thereof, it is in the best interest of the parties for TARGET to be acquired by TROPIC. The parties intend that the transactions contemplated by this Agreement be accomplished in a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, for the mutual consideration set out herein the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     1. Exchange and Transfer of Stock. (a) On the terms and subject to the conditions hereinafter set forth, and in consideration of the below stated assignment, transfer and delivery of the shares of TARGET, at the closing of the transactions contemplated herein as provided for in Section 2 hereof (the "Closing") TARGET OWNERS shall convey at Closing all rights and title to, and shall assign, transfer, exchange and deliver to TROPIC one hundred percent (100%) of the issued and outstanding shares of capital stock, common and preferred, of TARGET (the "TARGET SHARES"), all of which shall be free and clear of all pledges, liens, claims, dower interests, limitations on voting rights, charges, security interests and other encumbrances, equities and options of whatever nature.

         (b)On the terms and subject to the conditions hereinafter set forth, and in consideration of the aforesaid assignment, transfer and delivery of the TARGET SHARES, at the Closing TROPIC shall issue in the name of, exchange and deliver to the TARGET OWNERS 26,400,000 shares of common stock of TROPIC, par value $0.15 per share (the "TROPIC SHARES") each of which shall be duly and validly authorized, fully paid and non-assessable to be issued in the amounts and to each TARGET OWNER as more fully set forth on EXHIBIT A hereto. The TROPIC SHARES to be delivered or reserved hereunder will be restricted against sale or transfer in accordance with applicable law. The certificates representing the TROPIC SHARES will be conspicuously legended to denote such restriction, and any stock transfer agent for TROPIC will be instructed to place "legal stops" against their transfer.

    2.Employment Agreements. At the Closing, the TARGET OWNERS will agree to be employed by TROPIC, TARGET or by one of their wholly-owned subsidiary companies pursuant to the terms of the Employment Agreements as set forth at EXHIBIT B hereto (the "Employment Agreements").

    3.The Closing. The Closing of the transactions contemplated by this Agreement shall take place simultaneously at the offices of TROPIC no later than 30 days from the date of execution of this Agreement, or at such other time or place as the parties may determine (the "Closing Date").

    4.Representations   and   Warranties  of  TARGET  and  TARGET  OWNERS.
TARGET and the TARGET OWNERS represent and warrant to TROPIC as follows:

         (a)Organization; Good Standing. TARGET is duly organized and validly exists in good standing as a corporation under the laws of the State of Delaware and each of TARGET'S wholly-owned subsidiaries are duly organized and validly existing in good standing as a corporation under the laws of each of their respective states of incorporation. TARGET has the legal power and authority to own, operate and lease it's properties and assets and to carry on it's business as now conducted, and is duly qualified to do business wherever the nature and location of its business and assets require such qualification.

         (b)Capital Stock of TARGET. The authorized capital stock of TARGET consists of two thousand (2,000) shares of $.01 par value common stock (the
"TARGET COMMON STOCK"), of which one thousand forty-seven (1,047) shares representing the TARGET SHARES are issued and outstanding. All of the TARGET SHARES have been validly issued and are fully paid and non-assessable. There are no preemptive or other subscriptive rights with respect to the TARGET SHARES and there are no authorized or outstanding equity securities of TARGET other than the TARGET SHARES. There are no warrants or options outstanding for the purchase of TARGET COMMON STOCK.

         (c)Authorization. TARGET OWNERS have full right, power and authority to enter into, execute, deliver and perform this Agreement and all corporate proceedings on the part of TARGET necessary to authorize this Agreement and consummate the transactions contemplated hereby have been or, as of the Closing Date, will be taken by them. This Agreement constitutes a valid and binding agreement of the TARGET OWNERS and TARGET, enforceable in accordance with its respective terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and the discretion of courts in granting equitable remedies).

         (d)No Violation. To the knowledge of TRANSFERORS, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) conflict with, or result in (or with notice or lapse of time result in) a material breach of the terms of or default under, or violate in any material respect any provision of law applicable to TRANSFERORS, any agreement, commitment, contract, instrument, order, decree, ruling or injunction to which TRANSFERORS are subject or a party or by which any of them is bound, or the Certificate of Incorporation and Bylaws of TARGET, or (ii) result in the imposition of any mortgage, security interest, pledge, lien or other encumbrance on the TARGET SHARES or on any property or assets of TARGET.

         (e)Consents. TRANSFERORS shall file all notices and obtain all consents from any party necessary to effectuate the transfer of TARGET so that the business of TARGET is maintained.

         (f)Assets, Business and Financial Statements. TARGET has delivered to TROPIC true, correct and complete financial statements (copies of which are attached hereto as EXHIBIT D) which truly, correctly and completely present TARGET'S and the TARGET SUBSIDIARIES' financial condition as of the respective dates presented therein (collectively referred to as the "FINANCIAL STATEMENTS"). All such FINANCIAL STATEMENTS are correct and complete and have been prepared from the books and records of the respective company in accordance with generally accepted accounting principles consistently applied with those followed in prior periods. TRANSFERORS further jointly and severally warrant that, the properties of TARGET and of the TARGET SUBSIDIARIES are free and clear of all mortgages, claims, charges, liens, encumbrances, restrictions, options, pledges, calls or commitments of any character and any security interest whatsoever, and that each of TARGET and the TARGET SUBSIDIARIES holds good and marketable title to all of the assets, properties and rights as reflected therein and there are no existing agreements, warrants or rights providing for the sale of, or claims to, any assets, properties, rights or business not otherwise disclosed in the FINANCIAL STATEMENTS or on EXHIBITS E or F hereto.

         (g)Information. All written material furnished or to be furnished by TRANSFERORS to TROPIC with respect to TARGET does not and will not contain any statement which is false or misleading with respect to any material fact or omit any statement needed to make such material not to be false or misleading with respect to any material fact.

         (h)Taxes. Unless otherwise set forth on EXHIBITS E or F, TRANSFERORS have duly filed all Federal, state and local tax returns and reports related to themselves and their respective businesses that are required to be filed or extensions for filing such returns and reports and have been duly filed and that they have paid all taxes and other governmental charges known to be due ("Taxes") upon their properties, assets, income, franchises, licenses, stock issuance or transfers or sales related to their business. To the knowledge of TRANSFERORS there are no unpaid Taxes which are, or which can become, a lien on their properties and assets except liens for Taxes not yet due and payable, except as set forth on EXHIBITS E or F hereto. There is not known to TRANSFERORS any proposed assessment by any taxing authority for additional Taxes applicable to them. TARGET has not adopted a plan of complete liquidation under the Internal Revenue Code or entered into any contract to merge or consolidate with or sell all or any substantial part of it's assets to any other firm or corporation or changed the character of it's business or businesses.

         (i)No Adverse Change. Since the date of the FINANCIAL STATEMENTS as set forth in subparagraph (f) above, there has not been any adverse change in the financial condition or in the operations, business, business prospects, properties or assets, any loan, borrowing or guaranty obligating TARGET or the TARGET SUBSIDIARIES or any event or condition of any character which has adversely affected or which does or may adversely affect any of their assets or impede any of their respective business or businesses.

         (j)Litigation. Except as may be set forth on EXHIBIT E, to the knowledge of the TARGET GROUP, there is no legal, administrative, arbitration or other proceeding or claim, governmental or administrative investigation or inquiry pending or, to the knowledge of them threatened against or involving, any of them or any of their properties, assets, business or financial condition, or which questions their ability to carry out their obligations hereunder, or which challenges the transactions contemplated hereby. To the knowledge of the TARGET GROUP, there is no breach of any agreement, or event which with the lapse of time would constitute a breach of any agreement that could result in a lawsuit being instituted against them or TROPIC.

         (k)Adverse Agreements. Neither TARGET the TARGET SUBSIDIARIES nor the TARGET OWNERS are a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation which materially and adversely affects or may in the future adversely affect the business, operations, prospects, properties, assets or condition, financial or otherwise, or the TARGET GROUP'S obligations hereunder or under any exhibit hereto

         (l)Investment Representation. Each TARGET OWNER acknowledges that, upon transfer to him or her, the TROPIC SHARES will not have been "registered" and, therefore, will be "restricted securities", as those terms are used under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"). By execution of this Agreement, each TARGET OWNER agrees, represents and warrants that his or her acquisition of the TROPIC SHARES hereunder is for investment only, for his or her own account (both of record and beneficially) and not with a view to "distribution" as that term is used under the Securities Act. Each TARGET OWNER further acknowledges that TROPIC shall cause the following legend to be placed on the certificates representing the TROPIC SHARES:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of counsel acceptable to counsel to the Company that such registration is not required."

     5. Representations and Warranties of TROPIC. TROPIC represents and warrants to TRANSFERORS as follows:

         (a)Organization; Good Standing. TROPIC is duly organized and validly exists in good standing as a business corporation under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

         (b)Authority. TROPIC has taken, or will have taken prior to the Closing Date, all necessary corporate action to approve the execution, delivery and performance of this Agreement.

         (c)Compliance with Instruments; Consents, Adverse Agreements. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default (or an event which with notice or lapse of time or both could constitute a default) under the provisions of TROPIC'S Certificate of Incorporation or Bylaws or any material agreement, mortgage, indenture, franchise, license, permit, consent, approval, authorization, lease or other instrument, judgment, decree, order, law or regulation by which each is bound or by which any of their property may be affected.

         (d)Governmental and Other Consents, Etc. No consent, approval or authorization of or declaration or filing with any governmental authority or other entity on the part of TROPIC is required in connection with the execution or delivery of this Agreement, or the consummation of the transactions contemplated hereby. TROPIC is not a party to or subject to any agreement or instrument, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation, which would affect the consummation of the transactions contemplated by this Agreement.

         (e)Capital Stock of TROPIC. On the Closing Date the authorized capital stock of TROPIC will consist of 50,000,000 shares of common stock, par value $0.15 per share, of which at the Closing Date no more than thirteen million three hundred eighty thousand (13,380,000) shares issued and outstanding and/or have or will be reserved for future issuance, and one million (1,000,000) shares of preferred stock of which none is issued and outstanding and has or will have reserved no more than four million (4,000,000) shares of common stock for issuance upon the exercise of options and warrants.

         (f)Taxes. TROPIC has duly filed all Federal, state and local tax returns and reports related to itself and its business that are required to be filed or extensions for filing such returns and reports have been duly filed and it has paid all taxes and other governmental charges known to be due ("Taxes") upon its properties, assets, income, franchises, licenses, stock issuance or transfers or sales related to its business. To the knowledge of TROPIC there are no unpaid Taxes which are, or which can become, a lien on it's properties and assets except liens for Taxes not yet due and payable. There is not known to TROPIC any proposed assessment by any taxing authority for additional Taxes applicable to it. TROPIC has not adopted a plan of complete liquidation under the Internal Revenue Code.

         (g)Litigation. To the knowledge of TROPIC, there are no legal, administrative, arbitration or other proceedings or claims, governmental or administrative investigations or inquiries pending or, to the knowledge of TROPIC, threatened against or involving, it or any of it's properties, assets, business or financial condition, or which questions its ability to carry out its obligations hereunder, or which challenges the transactions contemplated hereby expect as may be disclosed in TROPIC'S Annual Report on SEC Form 10-K for the fiscal year ending April 30, 1997 (Unaudited), see "Item 3 Legal Proceedings" of Exhibit F hereto. To the knowledge of TROPIC, there is no breach of any agreement or event which with the lapse of time would constitute a breach of any agreement that could result in a lawsuit being filed against it.

         (h)Resignation and Election of Directors. Effective as of the CLOSING DATE, three of the members of the Board of Directors of TROPIC shall have resigned and TARGET OWNERS each agree to be elected and serve in their stead.

         (i)Investment Representation. TROPIC acknowledges that, upon transfer to it, the TARGET SHARES will not have been "registered" and, therefore, will be "restricted securities," as those terms are used under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"). By execution of this Agreement, TROPIC agrees, represents and warrants that its acquisition of the TARGET SHARES hereunder is for investment only, for its own account (both of record and beneficially) and not with a view to "distribution" as that term is used under the Securities Act. TROPIC further acknowledges that TARGET shall cause the following legend to be placed on the certificates representing the TARGET SHARES:

       "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of counsel acceptable to counsel to the Company that such registration is not required."

     6. Covenants of TARGET and TARGET OWNERS.

         (a)Non-Disclosure of Confidential Terms Hereof. TRANSFERORS shall not disclose the contents of this Agreement or its financial terms and shall not issue any public announcement or press release without the prior written consent of TROPIC.

     (b) TARGET Shares. Effective as of the Closing Date, the TARGET SHARES shall be free and clear of all mortgages, claims, charges, liens, encumbrances, restrictions, options, pledges, calls or commitments of any character and any security interest whatsoever, and TARGET OWNERS shall hold good and marketable title to all such shares.

     7. Documents to be Delivered at the Closing.

         (a) Deliveries by TROPIC at the Closing. At the Closing, TROPIC shall deliver to the TARGET OWNERS a stock certificate or stock certificates in the aggregate amount of twenty six million four hundred thousand (26,400,000) shares of TROPIC'S $0.15 par value common stock, each certificate to be issued in the name or names of the TARGET OWNERS and representing the number of fully paid and non-assessable shares of common stock of TROPIC and TROPIC OPTIONS as set forth opposite each TARGET OWNER'S name on the attached EXHIBIT A.

         (b)Deliveries by TARGET OWNERS at the Closing. At the Closing, TARGET OWNERS shall deliver to TROPIC stock certificates representing all (100%) of the issued and outstanding interests of ownership of TARGET, free of liens or encumbrances, accompanied by duly executed stock powers.

         (c)Simultaneous Closing. All transactions at the Closing shall be deemed to take place simultaneously and none shall be deemed to take place until all shall have taken place. Except as otherwise provided herein, the parties hereto shall have the right to waive any conditions of the Closing.

     8. Survival of Representations and Warranties. Except as expressly stated to the contrary in this Agreement, all statements, certifications, indemnification's, representations and warranties, covenants and agreements made by the parties to this Agreement and their respective obligations to be performed pursuant to the terms hereof, shall survive the Closing, notwithstanding any examination or investigation by or on behalf of any party hereto, notwithstanding any notice of a breach or a failure to perform not waived in writing, and notwithstanding the consummation of the transactions hereby contemplated with the knowledge of such breach or failure.

     9. Filings. Promptly after the Closing, the parties hereto shall make or cause to be made all filings, and distribute and publish all notices and releases required under the Federal securities laws and any other applicable laws, rules or regulations and shall take all other steps necessary or proper to effect the transactions hereunder.

10. Indemnification. The parties hereto shall, individually but not jointly, indemnify and hold harmless each other, and each of their respective officers, directors and affiliates, and each control person within the meaning of the Exchange Act and the rules and regulations thereunder, for and against the full amount of any loss, damage, liability, cost, obligation or expense, including expenses and fees of counsel, judgments, fines, amounts paid in settlement and related expenses (all of which are hereinafter collectively referred to as "Deficiencies") incurred by such entities and/or persons directly or indirectly, as a result of a breach of any representation, warranty or covenant of an indemnifying party contained in this Agreement including any Exhibit, Schedule, certificate or document delivered pursuant to the provisions hereof, or a failure by an indemnifying party to perform or comply with any covenant, agreement or obligation required by this Agreement to be performed or complied with by such indemnifying party. Nothing contained in this Section 9 shall limit or otherwise qualify any rights or remedies of any indemnified party under this Agreement or applicable law.



    11. Notices. Any notice or communications given by any party hereto to the other party or parties shall be in writing and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses provided below. Mailed notices shall be deemed given when received and shall be addressed as follows:

         (a)  If to TARGET to:

            R.A. LOGISTICS, INC.
            Attn: Scott G. Villanueva, Esq
            7500 NW 25th Street, Suite 209
            Miami, Florida 33122
            Telephone:  305-591-1331
            Fax:        305-591-1332

         (b)If to TROPIC, to:

            Tropic Communications, Inc.
            Attn: Mr. John E. Rayl, President
            3021 Bethel Road, Suite 208
            Columbus, OH 43220
            Telephone:  614-538-0660
            Fax:        614-538-0670

         (c)with a copy to transaction counsel:

            Cloud Koenig & Owen
            Attn: Charles A. Koenig, Esq.
            5354 North High Street, Suite 3D
            Columbus, Ohio 43214
            Telephone:  614-221-3621
            Fax:        614-221-2698

         (c)If to any TARGET OWNER, to the address set forth opposite the TARGET OWNER'S name below, with a copy to any person or entity designated by such TARGET OWNER from time to time.

     12. Miscellaneous.

         (a)Entire Agreement. All prior and contemporaneous agreements, contracts, promises, representations and statements, if any, between the parties hereto, or their representatives, with respect to the subject matter of this Agreement, are merged into this Agreement and this Agreement (including the Schedules and Exhibits hereto) shall constitute the entire agreement between them. This Agreement (including the Schedules and Exhibits hereto) constitutes the entire understanding between the parties and no waiver, modification or termination of the terms hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

         (b)Expenses. Upon the successful Closing of the transactions contemplated by this Agreement, TROPIC shall be fully and solely responsible for all costs and expenses in preparing and negotiating this Agreement and consummating the transactions contemplated hereby.

         (c)No Waiver. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. No extension of time of performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement, any Exhibits, any Schedules and any certificate or document delivered pursuant to the provisions hereof, are in addition to all other rights and remedies, at law or equity, that they may have against the other.

         (d)Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         (e)Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         (f)Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretations of this Agreement.

         (g)Exhibits and Schedules. The Exhibits and Schedules to this Agreement constitute a part hereof as though set forth in full above.

         (h)Governing Law. This Agreement shall be construed in accordance with and governed for all purposes by the laws and public policy of the State of Ohio applicable to contracts executed and to be performed within such State.

         (i) Further Assurances. Each of the parties hereto agrees that at any time, and from time to time, it shall execute, acknowledge, deliver and perform, or cause to be executed, acknowledged, delivered and performed, all such further acts, deed, assignments, transfers, conveyances, powers of attorney and assurances as may be necessary or proper to carry out the purposes and intent of this Agreement.

         (j)Interpretation. A provision of this Agreement which requires a party to perform an action shall be construed as requiring the party to perform the action or to cause such action to be performed. A provision of this Agreement which requires a party to refrain from taking an action shall be construed as requiring the party to refrain from taking the action and to refrain from causing such action to be taken. Wherever the term "including" is used herein, the same shall be deemed to read "including, but not limited to." The singular shall be deemed to include the plural, and the plural shall be deemed to include the singular, as the context may require. "Any" shall be deemed to read "any and all" whenever applicable.

         (k)Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as at the signing of this Agreement. However, if notwithstanding that stipulation any one or more of the terms, provisions, covenants or restrictions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         (1)Acknowledgment. Each party hereto acknowledges that he or she has received, read, understands and is familiar with this Agreement and except as set forth in the Agreement, no representations or warranties have been made to any party hereto, or to his or her tax, financial or legal advisors, by any party hereto or by any person acting on behalf of any party hereto with respect to the economic, tax, or any other aspects or consequences of the transactions contemplated in this Agreement.

         (m)Legal Counsel. Each party to this Agreement has been represented by legal and tax counsel, each of whom has been personally selected by such party, as each such party has found necessary, to consult concerning the consummation of the transactions contemplated in the Agreement, and such representation has included an examination of this Agreement and an analysis of all tax, financial and legal aspects. Each of the parties hereto together with his or her counsel and his or her financial and tax advisors and such other persons with whom such party has found it necessary to consult, represent to each of the other parties to this Agreement that they have sufficient knowledge and experience in legal, financial and tax matters to evaluate this Agreement, and the transactions contemplated herein.

         (n)Tax Aspects. With respect to the tax aspects of the transactions contemplated in this Agreement, each party hereto is relying solely upon the advice of his or her own tax advisors, and upon his or her knowledge with respect thereto.

         (o)Representation. Each TARGET OWNER represents and warrants that he or she is either an officer or a director of a party to this Agreement or is an "accredited investor" as that term is defined in Rule 501(a) of Securities and Exchange Commission Regulation D and that he has received and reviewed all information required to have been given to him or her pursuant to the Rules of said regulation, and that such SHAREHOLDER has had an opportunity and has made all inquiry of TROPIC deemed necessary by him or her as to the business and financial condition of TROPIC.

         (p)Execution in Counter-Part. This Agreement may be executed in counter-part and each facsimile signature shall be accepted as an original signature.

                            (Signature page follows)

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written, whereupon it became a legally binding agreement in accordance with its terms.

R.A. LOGISTICS, INC.                      TARGET OWNERS:

By:
                                     Title                  Angel Munoz, an
individual


                                          Ronald Vimo, an individual


                                          Scott Villanueva, an individual


TROPIC COMMUNICATIONS, INC.

By:
                              Title

                                INDEX OF EXHIBITS



A.    TARGET OWNERS

B.    EMPLOYMENT AGREEMENTS

C. ARTICLES OF INCORPORATION and BY-LAWS of TARGET and TARGET SUBSIDIARIES

D.    FINANCIAL STATEMENTS of TARGET and TARGET SUBSIDIARIES

E. DESCRIPTION of ADVERSE COMMITMENTS, TAXES, LITIGATION or SECURITY INTERESTS of TARGET and TARGET SUBSIDIARIES

F.    TROPIC COMMUNICATIONS, INC.
      SEC FORM 10-K FOR THE FISCAL YEAR ENDING
      APRIL 30, 1997

                                    EXHIBIT A
                                  TARGET OWNERS


                                          Tropic Shares

Angel Munoz                                 12,900,000

6351 Lake June Road
Address
Miami       Fl    33014
City            State      Zip Code
305-557-8297
Telephone Number
###-##-####
Social Security Number


Ronald Vimo                                 12,900,000

5840 SW 87th Street
Address
Miami       FL    33143
City            State      Zip Code
305-665-3377
Telephone Number
###-##-####
Social Security Number


Scott Villanueva                               600,000

2560 Tigermil Ave. #14
Address
Miami       FL    33133
City            State      Zip Code
305-285-0655
Telephone Number
###-##-####
Social Security Number


                                Total 26,400,000

                                    EXHIBIT B
                              EMPLOYMENT AGREEMENTS

                                    EXHIBIT C
                            ARTICLES OF INCORPORATION
                                       AND
             BY-LAWS OF R.A. LOGISTICS, INC. AND SUBSIDIARIES

                                    EXHIBIT D
                              FINANCIAL STATEMENTS


Exhibit 1 - Balance Sheet of R.A. Logistics, Inc. as of August 1, 1997

Exhibit 2 -       Balance  Sheet  of B.  Airways  Air  Cargo,  Inc.  as of
August 1, 1997

Exhibit 3 -       Balance Sheet of B. Airways, Inc. as of August 1, 1997

                                    Exhibit 1

                              R.A. Logistics, Inc.
                                  Balance Sheet
                              As of August 1, 1997

Assets:
    Cash                                   $       -0-
    Subscriptions Receivable
            from Shareholders                    1,047
    Investment in Subsidiaries                 135,500

Total Assets                               $   136,547
                                            ----------


Liabilities
    Accounts Payable                       $       -0-
    Subscriptions Payable to Subsidiary            500


Stockholder's Equity
    Common Stock, 2,000 shares $.01 par value
    authorized, 1,047 subscribed for                10
    Additional Paid In Capital                 136,037
    Retained Earnings                              -0-

Total Liabilities and Stockholder's Equity $   136,547

                                    Exhibit 2


                           B. Airways Air Cargo, Inc.
                                  Balance Sheet
                              As of August 1, 1997


Assets:
    Cash                                   $       -0-
    Subscriptions Receivable from Parent           500

Total Assets                               $       500
                                            ----------



Liabilities
    Accounts Payable                       $       -0-

Stockholder's Equity
    Common Stock 2,000 shares $.01 par value
      authorized authorized and issued
      and outstanding                               20
    Additional Paid In Capital                     480
    Retained Earnings                              -0-

Total Liabilities and Stockholder's Equity $       500

                                    Exhibit 3

                                B. Airways, Inc.
                                  Balance Sheet
                              As of August 1, 1997

Assets:
    Cash                                   $       -0-
    Deposits on aircraft                        10,000

Total Assets                               $    10,000
                                            ----------

Liabilities
    Accounts payable                       $       -0-

Stockholder's Equity
    Common Stock                                10,000
    Retained Earnings                              -0-

Total Liabilities and Stockholder's Equity $    10,000

                                    EXHIBIT E
                    DESCRIPTION of ADVERSE COMMITMENTS, TAXES
                       LITIGATION or SECURITY INTERESTS of
                         TARGET and TARGET SUBSIDIARIES


None.

                                    EXHIBIT F
                           TROPIC COMMUNICATIONS, INC.
                SEC FORM 10-K FOR THE YEAR ENDING APRIL 30, 1997